                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             CHART INDUSTRIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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

                            [CHART INDUSTRIES LOGO]

                             CHART INDUSTRIES, INC.

        5885 Landerbrook Drive, Suite 150, Mayfield Heights, Ohio 44124

                                                                  March 31, 1998

To the Stockholders of Chart Industries, Inc.:

     The Annual Meeting of Stockholders of Chart Industries, Inc. will be held at 10:00 A.M. (EDT), on April 30, 1998, at The Chase Manhattan Bank Building, 270 Park Avenue, 11th Floor, Conference Room A, New York, New York.

     We will be reporting on your Company's activities and you will have an opportunity to ask questions about our operations.

     We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your Proxy should you wish to vote in person.

     On behalf of the Board of Directors and management of Chart Industries, Inc., I would like to thank you for choosing to invest in our Company. We hope to merit your continued support and confidence.

                                            Sincerely yours,

                                            /S/ Arthur S. Holmes
                                            ARTHUR S. HOLMES
                                            Chairman and
                                            Chief Executive Officer

                            [CHART INDUSTRIES LOGO]

                             CHART INDUSTRIES, INC.

        5885 Landerbrook Drive, Suite 150, Mayfield Heights, Ohio 44124

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD APRIL 30, 1998

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Chart Industries, Inc. (the "Company") will be held at The Chase Manhattan Bank Building, 270 Park Avenue, 11th Floor, Conference Room A, New York, New York, on April 30, 1998 at 10:00 A.M. (EDT), for the following purposes:

          1. To elect one Director of the class whose term of office expires in 2001; and

          2. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Holders of Common Stock of record as of the close of business on March 20, 1998 are entitled to receive notice of and to vote at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting. For that reason we ask that you promptly sign, date and mail the enclosed Proxy Card in the return envelope provided. Stockholders who attend the Annual Meeting may revoke their Proxies and vote in person.

                                            By Order of the Board of Directors

                                            THOMAS F. MCKEE
                                            Secretary

Mayfield Heights, Ohio
March 31, 1998

                            [CHART INDUSTRIES LOGO]

                             CHART INDUSTRIES, INC.

        5885 Landerbrook Drive, Suite 150, Mayfield Heights, Ohio 44124

                                PROXY STATEMENT

                       MAILED ON OR ABOUT MARCH 31, 1998

          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 1998

                                ---------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Chart Industries, Inc. ("Chart" or the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held on April 30, 1998, and any adjournments or postponements thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.

     The accompanying Proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the instructions contained thereon, if it is returned duly executed and is not revoked. If no choice is specified on the Proxy, it will be voted FOR the election of the individual nominated by the Board of Directors. A stockholder may revoke a Proxy at any time before it is exercised by delivery of written notice to the Secretary of the Company or by a duly executed Proxy bearing a later date.

     The costs of soliciting Proxies will be borne by the Company. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their name and the Company will reimburse them for their out-of-pocket expenses in connection therewith. In addition to solicitation by mail, the Company's Directors, officers and employees, without additional compensation, may solicit Proxies by telephone, mail and personal interview.

     The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on March 20, 1998. On that date, there were outstanding and entitled to vote 16,161,258 shares of Common Stock of the Company. Each share of Common Stock is entitled to one vote. The Company's Certificate of Incorporation does not provide for cumulative voting rights.

     At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Company's By-Laws, at the Annual Meeting the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting, present in person or represented by proxy, constitute a quorum. The shares represented at the Annual Meeting by proxies which are marked, with respect to the election of Directors, "withheld" or, with respect to any other proposals, "abstain," will be counted as shares present for the purpose of determining whether a quorum is present.

     Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Under applicable Delaware law, if a broker returns a proxy with respect to an item which the broker has the authority to vote and has not voted on another proposal, such broker non-votes will count for purposes of determining a quorum.

     Pursuant to the Company's By-Laws, at the Annual Meeting, a plurality of the votes cast is sufficient to elect a nominee as a Director. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

     Pursuant to the Company's By-Laws, all other questions and matters brought before the Annual Meeting shall be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the Annual Meeting, unless otherwise provided by law or by the Certificate of Incorporation or By-Laws of the Company. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against such proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

              STOCK OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock as of March 20, 1998, unless otherwise indicated, by (i) each Director and nominee for election as a Director of the Company, (ii) each executive officer named in the Executive Compensation tables below, (iii) each person or group known by the Company to own beneficially more than 5% of its outstanding shares of Common Stock and (iv) all Directors and executive officers as a group. All information with respect to beneficial ownership has been furnished by the respective Director, officer or stockholder, as the case may be. Unless otherwise indicated below, each stockholder named below has sole voting and investment power with respect to the number of shares set forth opposite his, her or its respective name.

            NAME AND ADDRESS                   NUMBER OF SHARES        PERCENTAGE OF
           OF BENEFICIAL OWNER               BENEFICIALLY OWNED(1)    COMMON STOCK(1)
           -------------------               ---------------------    ---------------
Arthur S. Holmes (2)                               5,234,698               32.4%
  5885 Landerbrook Drive, Suite 150
  Mayfield Heights, Ohio 44124
Christine H. Holmes (3)                            5,234,698               32.4
  1839 Chartley Road
  Gates Mills, Ohio 44040
James R. Sadowski (4)                                 84,239                  *
  5885 Landerbrook Drive, Suite 150
  Mayfield Heights, Ohio 44124
Don A. Baines (5)                                     67,450                  *
  5885 Landerbrook Drive, Suite 150
  Mayfield Heights, Ohio 44124
Lazzaro G. Modigliani (6)                             50,499                  *
  141 Sprint Street
  Lexington, Massachusetts 02173
Richard J. Campbell (7)                               52,572                  *
  365 South Oak Street
  West Salem, Wisconsin 54669
Robert G. Turner, Jr. (8)                              1,200                  *
  6555 Wilson Mills Road, Suite 106
  Mayfield Village, Ohio 44143
Gintel Asset Management, Inc.                        892,175(9)             5.5
  6 Greenwich Office Park
  Greenwich, Connecticut 06831
All Directors and executive officers as a          5,492,158               33.8
  group (6 persons)

---------------

*   Less than one percent.

(1) In accordance with Securities and Exchange Commission (the "Commission") rules, each beneficial owner's holdings have been calculated assuming full exercise of outstanding options covering Common Stock exercisable by such owner within 60 days after March 20, 1998, but no exercise of outstanding options covering Common Stock held by any other person.

(2) Arthur S. Holmes is Chairman of the Board of Directors and Chief Executive Officer of the Company. Arthur S. Holmes is the husband of Christine H. Holmes. Mr. Holmes's share ownership is comprised of 2,653,516 shares of Common Stock held by the Arthur S. Holmes

    Trust, Arthur S. Holmes, Trustee, approximately 2,667 shares of Common Stock which he owns indirectly through the Chart Industries, Inc. 401(k) Investment and Saving Plan and 2,578,515 shares of Common Stock owned by his wife. The ownership of the shares held by his wife is attributed to Mr. Holmes pursuant to Commission rules. As a result, although Mr. Holmes and Mrs. Holmes are shown in the table above each to own 32.4% of the outstanding shares of Common Stock of the Company, in the aggregate they own 32.4% of the outstanding shares of Common Stock of the Company.

(3) Christine H. Holmes's share ownership is comprised of 2,578,515 shares of Common Stock held by the Christine H. Holmes Trust, Christine H. Holmes, Trustee, and 2,656,183 shares of Common Stock owned by her husband, Arthur
    S. Holmes. The ownership of the shares held by her husband is attributed to Mrs. Holmes pursuant to Commission rules.

(4) James R. Sadowski is the President and Chief Operating Officer of the Company. Mr. Sadowski's share ownership is comprised of 35,105 shares of Common Stock which he owns directly, approximately 4,134 shares of Common Stock which he owns indirectly through the Chart Industries, Inc. 401(k) Investment and Saving Plan, 39,000 shares of Common Stock which he has the right to acquire through the exercise of stock options and 6,000 shares of Common Stock owned by his wife. The ownership of the shares held by his wife is attributed to Mr. Sadowski pursuant to Commission rules.

(5) Don A. Baines is the Chief Financial Officer, Treasurer and a Director of the Company. Mr. Baines's share ownership is comprised of 24,328 shares of Common Stock which he owns directly, approximately 3,622 shares of Common Stock which he owns indirectly through the Chart Industries, Inc. 401(k) Investment and Saving Plan and 39,500 shares of Common Stock which he has the right to acquire through the exercise of stock options.

(6) Lazzaro G. Modigliani is a Director of the Company. Mr. Modigliani's share ownership is comprised of 40,500 shares of Common Stock which he owns directly and 9,999 shares of Common Stock which he has the right to acquire through the exercise of stock options.

(7) Richard J. Campbell is a Director of the Company. Mr. Campbell's share ownership is comprised of 27,572 shares of Common Stock which he owns directly and 25,000 shares of Common Stock which he has the right to acquire through the exercise of stock options.

(8) Robert G. Turner, Jr. is a Director of the Company. Mr. Turner's share ownership is comprised of 450 shares of Common Stock owned by his wife and 750 shares held by the Turner & Company, Inc. Employees Profit Sharing Plan, of which Mr. Turner is a trustee. The ownership of the shares held by his wife is attributed to Mr. Turner pursuant to Commission rules.

(9) Based on information contained in a Schedule 13G filed with the Commission on February 3, 1998.

                             ELECTION OF DIRECTORS

     The members of the Company's Board of Directors are divided into three classes with the term of office of one class expiring each year. At its February 5, 1998 meeting, the Board of Directors nominated Don A. Baines to stand for re-election as a Director at the Annual Meeting.

     Unless otherwise directed, the persons named in the accompanying Proxy will vote for the election of Don A. Baines as a Director of the Company for a three-year term until the Annual Meeting in 2001 and until his successor has been elected and qualified. In the event of the death of or inability to act of the nominee, the Proxies will be voted for the election as a Director of such other person as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying Proxy be voted for more than one nominee or for a person other than Don A. Baines and any such substitute nominee for him.

                   NOMINEE PROPOSED BY THE BOARD OF DIRECTORS

DON A. BAINES, 55
CHIEF FINANCIAL OFFICER
AND TREASURER
CHART INDUSTRIES, INC.
MAYFIELD HEIGHTS, OHIO

     Don A. Baines has been the Chief Financial Officer, Treasurer and a Director of the Company since its formation in June 1992. In addition, Mr. Baines has been the Chief Financial Officer of ALTEC International Limited Partnership, an operating unit of the Company ("ALTEC"), and its predecessor, ALTEC International, Inc., since 1986. From 1976 through 1985, Mr. Baines served in a variety of management capacities, including Controller, in the Process/Transport Division of the Trane Company ("Trane"), which included the predecessor of ALTEC International, Inc. Mr. Baines is a Certified Public Accountant. Mr. Baines is a nominee for election to a three-year term to expire in 2001.

                         DIRECTORS CONTINUING IN OFFICE

ARTHUR S. HOLMES, 57
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER
CHART INDUSTRIES, INC.
MAYFIELD HEIGHTS, OHIO

     Arthur S. Holmes has been Chairman of the Board of Directors and Chief Executive Officer of the Company since its formation in June 1992. He also was the Company's President from June 1992 to December 1993. He also has been President and the principal owner of Holmes Investment Services, Inc., a management consulting firm, since 1989. Mr. Holmes is currently the Chairman and Chief Executive Officer of ALTEC, and also served as President of ALTEC's predecessor, ALTEC International, Inc., from 1985 through 1989. From 1978 through 1985, he served in a variety of management capacities for Koch Process Systems, Inc., the predecessor of Process Systems International, Inc., an operating unit of Chart, including Vice President -- Manager of the Gas Processing Division. Mr. Holmes is the co-inventor of the Company's patented Ryan/Holmes technology. Mr. Holmes's term as a Director expires in 1999.

RICHARD J. CAMPBELL, 68
PRESIDENT
MULTISTACK, INC.
WEST SALEM, WISCONSIN

     Richard J. Campbell has served as President of Multistack, Inc., a manufacturer of commercial, industrial and process modular water chillers, since 1995. Mr. Campbell served as a principal of Multistack, Inc. from 1989 until 1995. Mr. Campbell also served as Senior Vice President of American Standard, Inc. ("American Standard") from 1984 through his retirement in 1986 in charge of American Standard's Trane Division. Mr. Campbell was President, Chief Operating Officer and a Director of Trane from 1977 until American Standard's acquisition of Trane in 1984. Mr. Campbell has served as a Director of the Company since July 1992. Mr. Campbell's term as a Director expires in 1999.

LAZZARO G. MODIGLIANI, 65
FORMER PRESIDENT AND
CHIEF OPERATING OFFICER
RAYTHEON ENGINEERS AND CONSTRUCTORS, INC.
LEXINGTON, MASSACHUSETTS

     Since June 1994, Lazzaro G. Modigliani has been a full-time consultant to Raytheon Engineers and Constructors, Inc., an international engineering and construction firm and a wholly owned subsidiary of the Raytheon Company ("Raytheon Engineers"). Prior to that time, from March 1993 until June 1994, Mr. Modigliani served as the President and Chief Operating Officer of Raytheon Engineers. From 1989 to March 1993, Mr. Modigliani served as the President and Chief Executive Officer of The Badger Company, Inc. ("Badger"), which now constitutes a part of Raytheon Engineers. He served in a variety of senior management positions with Badger since joining it in 1966. From 1986 until 1988, Mr. Modigliani was Vice President and General Manager of Badger's European operations. From 1988 to 1989 he was Chief Operating Officer of Badger. Mr. Modigliani has served as a Director of the Company since July 1992. Mr. Modigliani's term as a Director expires in 2000.

ROBERT G. TURNER, JR., 51
FOUNDER AND OWNER
TURNER & COMPANY, INC.
MAYFIELD VILLAGE, OHIO

     Robert G. Turner, Jr. is the founder and owner of Turner & Company, Inc., a public accounting firm, where he specializes in business valuation, merger and acquisition, and accounting and tax compliance matters. Prior to forming Turner & Company, Inc. in 1988, Mr. Turner was a national partner in the accounting firm of Pannell Kerr Forster, where his practice focused principally on management, accounting and tax services. Mr. Turner received his B.B.A. in Accounting from Cleveland State University and is a Certified Public Accountant and Certified Valuation Analyst. Mr. Turner was appointed a Director of the Company in August 1997. Mr. Turner's term as a Director expires in 2000.

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has three standing Board committees: the Executive Committee, the Audit Committee and the Compensation Committee, the members of each of which are indicated below.

     The Executive Committee exercises the power and authority of the Board of Directors in the interim period between Board meetings. The Executive Committee did not meet during the last fiscal year. The members of the Executive Committee are Arthur S. Holmes and Don A. Baines.

     The Audit Committee reviews the activities of the Company's internal accounting functions and independent public accountants, as well as various Company policies and practices. The Audit Committee met three times during the last fiscal year. The members of the Audit Committee are Richard J. Campbell, Lazzaro G. Modigliani and Robert G. Turner, Jr.

     The Compensation Committee is responsible for the determination of compensation payable to the executive officers of the Company. In addition, the Compensation Committee is responsible for the administration of the Company's 1992 Key Employees Stock Option Plan, the 1997 Stock Option and Incentive Plan and the 1997 Stock Bonus Plan. The Compensation Committee met three times during the last fiscal year. The members of the Compensation Committee are Richard J. Campbell, Lazzaro G. Modigliani and Robert G. Turner, Jr.

     The Company's Board of Directors met six times during the last fiscal year. No Director attended less than 75% of the aggregate number of meetings of the Board of Directors and the committees on which he served during the period for which he was a member of the Board.

     Each non-employee Director receives a Director's retainer fee in the amount of $3,750 per quarter and $2,500 for each Directors' meeting attended, along with reimbursement of out of pocket expenses incurred in connection with attending such meetings. Such non-employee Directors also receive $500 per telephonic conference meeting. In addition, each non-employee Director receives $2,500 per meeting for any meeting of a committee of the Board of Directors which is held on a day other than the day of a Directors' meeting and $1,000 for committee meetings held on the same day as Directors' meetings. Arthur S. Holmes and Don A. Baines receive no compensation for serving as Directors. Under the Company's 1996 Outside Directors Plan, each Director who is not also an employee of the Company also receives an option to purchase 7,500 shares of the Common Stock when such person first becomes a non-employee Director, and receives an additional option to purchase 7,500 shares of Common Stock immediately after each annual meeting thereafter for so long as such person continues to be a non-employee Director.

                             EXECUTIVE COMPENSATION

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1997, 1996 and 1995, of those persons who were for the fiscal year ended December 31, 1997: (i) the Chief Executive Officer and (ii) all other executive officers of the Company (the "Named Executive Officers").
                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                       ANNUAL COMPENSATION                AWARDS
                              -------------------------------------   --------------
                                                            OTHER       NUMBER OF         ALL
                                                           ANNUAL       SECURITIES       OTHER
          NAME AND                                         COMPEN-      UNDERLYING      COMPEN-
     PRINCIPAL POSITION       YEAR   SALARY     BONUS     SATION(1)      OPTIONS       SATION(2)
----------------------------  ----  --------   --------   ---------   --------------   ---------
Arthur S. Holmes              1997  $121,000         --         --            --        $11,885
Chairman and Chief            1996   115,000         --         --            --         11,038
Executive Officer             1995   105,000         --         --            --          9,846
James R. Sadowski             1997  $200,000   $383,600(3)       --       30,000(4)     $16,207
President and Chief           1996   190,000    255,100         --            --         15,179
Operating Officer             1995   183,000    120,650         --        60,000(5)      15,246
Don A. Baines                 1997  $142,000   $272,400(3)       --       10,000(6)     $16,207
Chief Financial               1996   135,000    181,250         --        67,500(7)      15,005
Officer and Treasurer         1995   129,000     85,400         --         7,500(5)      12,726

---------------

(1) No Named Executive Officer received personal benefits or perquisites in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(2) Represents amounts contributed by the Company to the Named Executive Officer's personal account under the Chart Industries, Inc. 401(k) Investment and Saving Plan.

(3) For fiscal 1997, the bonus amounts reported for Mr. Sadowski and Mr. Baines include amounts which were deferred to subsequent periods pursuant to the Company's Voluntary Deferred Income Plan. The amount of bonus deferred to a subsequent period for each of these individuals was as follows: $76,700 for Mr. Sadowski, including a stock portion of $69,200 representing 3,605 shares of Common Stock; and $54,500 for Mr. Baines, including a stock portion of $47,000 representing 2,447 shares of Common Stock.

(4) This option was granted in May 1997 pursuant to the Company's 1997 Stock Option and Incentive Plan. Twenty percent of the shares subject to the option become exercisable on each anniversary date of such grant beginning in May 1998.

(5) This option was granted in August 1995 pursuant to the Company's 1992 Key Employees Stock Option Plan. Twenty percent of the shares subject to the option become exercisable on each anniversary date of such grant beginning in August 1996.

(6) This option was granted in November 1997 pursuant to the Company's 1997 Stock Option and Incentive Plan. Twenty percent of the shares subject to the option become exercisable on each anniversary date of such grant beginning in November 1998.

(7) These options were granted in February 1996, as to 7,500 shares, and in May 1996, as to 60,000 shares, pursuant to the Company's 1992 Key Employees Stock Option Plan. Twenty percent of the shares subject to each option become exercisable on the anniversary date of each such grant, beginning in February 1997, as to 7,500 shares, and in May 1997, as to 60,000 shares.

OPTION GRANTS

     Shown below is information with respect to grants of stock options to purchase the Company's Common Stock pursuant to the Company's 1997 Stock Option and Incentive Plan during the fiscal year ended December 31, 1997 to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS                           POTENTIAL
                              ------------------------------------------------------    REALIZABLE VALUE
                                             PERCENTAGE                                    AT ASSUMED
                                              OF TOTAL                                   ANNUAL RATES OF
                              NUMBER OF       OPTIONS                                      STOCK PRICE
                              SECURITIES     GRANTED TO     EXERCISE OR                 APPRECIATION FOR
                              UNDERLYING     EMPLOYEES      BASE PRICE                    OPTION TERMS
                               OPTIONS           IN            (PER       EXPIRATION   -------------------
            NAME              GRANTED(1)   FISCAL YEAR(2)     SHARE)         DATE         5%        10%
            ----              ----------   --------------   -----------   ----------   --------   --------
Arthur S. Holmes                    --              --             --           --     $     --   $     --
  Chairman and Chief
  Executive Officer
James R. Sadowski               30,000(3)        17.5%        $ 13.67(4)  5/1/2007     $258,000   $653,700
  President and Chief
  Operating Officer
Don A. Baines                   10,000(5)         5.8%        $23.625(6)  11/5/2007    $148,550   $376,550
  Chief Financial Officer
  and Treasurer

---------------

(1) In general, an optionee's rights under an option shall cease upon his or her termination of employment. In the event of a "change in control," as such term is defined in the Company's 1997 Stock Option and Incentive Plan, an option will become immediately exercisable for all shares subject to the option.

(2) Of 171,806 total options granted to employees in fiscal 1997, 21,706 represent options granted in connection with the Company's acquisition of Cryenco Sciences, Inc. ("Cryenco") in July 1997, in which the Company agreed to grant options to purchase Common Stock to Cryenco employees in exchange for options to purchase Cryenco common stock held by them.

(3) These options were granted on May 1, 1997 pursuant to the Company's 1997 Stock Option and Incentive Plan. Twenty percent of the shares subject to the option become exercisable on each anniversary date thereof, beginning on May 1, 1998.

(4) Based on the closing price of the Common Stock of $13.67 (as adjusted for the 3-for-2 stock split effected by the Company in June 1997) on the New York Stock Exchange on May 1, 1997.

(5) These options were granted on November 5, 1997 pursuant to the Company's 1997 Stock Option and Incentive Plan. Twenty percent of the shares subject to the option become exercisable on each anniversary date thereof, beginning on November 5, 1998.

(6) Based on the closing price of the Common Stock of $23.625 on the New York Stock Exchange on November 5, 1997.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the exercise of stock options to purchase the Company's Common Stock during the year ended December 31, 1997 and unexercised stock options at December 31, 1997 to purchase the Company's Common Stock for the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND DECEMBER 31, 1997 OPTION VALUE

                                                                   NUMBER OF
                                                             SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                   NUMBER                     UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                  OF SHARES                  AT DECEMBER 31, 1997         AT DECEMBER 31, 1997(1)
                                 ACQUIRED ON    VALUE     ---------------------------   ---------------------------
             NAME                 EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----                -----------   --------   -----------   -------------   -----------   -------------
Arthur S. Holmes (2)                   --            --         --              --             --              --
Chairman and Chief
Executive Officer
James R. Sadowski                      --            --     36,000          78,000       $689,000      $1,178,000
President and Chief
Operating Officer
Don A. Baines                          --            --     27,000          71,500       $461,000      $  958,000
Chief Financial
Officer and Treasurer

---------------

(1) Based on the closing price of the Common Stock of $22.8125 on the New York Stock Exchange on December 31, 1997, the last trading day of 1997.

(2) Arthur S. Holmes has agreed voluntarily not to participate in the Company's 1992 Key Employees Stock Option Plan and 1997 Stock Option and Incentive Plan.

CERTAIN AGREEMENTS

     In November 1995, James R. Sadowski entered into an agreement with the Company pursuant to which Mr. Sadowski is employed as president and chief operating officer of the Company. The agreement, which terminates in January 2006, provides for an annual base salary of not less than $183,000 per year and for Mr. Sadowski's participation in incentive compensation programs and other customary employee benefits. The agreement also provides for compensation to Mr. Sadowski and his continued participation in employee benefit plans in the event that his employment is terminated (other than through his voluntary resignation, his discharge for cause or by reason of his death or disability) or in the event of a material change in his employment.

     In May 1996, Don A. Baines entered into an agreement with the Company that, in the event of a change of control of the Company, provides for the continuation of payment of his salary by the Company and his continued participation in certain of the Company's employee benefit plans if his employment with the Company terminates other than through his discharge for cause or by reason of his death or disability. Mr. Baines's entitlement to such payments and employee benefits participation will terminate on the earlier of Mr. Baines's normal retirement date or 12 months following the date on which the change of control occurs.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

     The following report of the Compensation Committee describes the philosophy, objectives and components of the Company's executive compensation programs for 1997 and discusses the determinations concerning the compensation for the Chief Executive Officer for 1997.

     The members of the Compensation Committee are Richard J. Campbell, Lazzaro
G. Modigliani and Robert G. Turner, Jr. Each of Messrs. Campbell, Modigliani and Turner is a non-employee Director of the Company.

COMPENSATION PHILOSOPHY

     In reviewing and overseeing the Company's compensation programs, the Compensation Committee adheres to a compensation philosophy which provides executive compensation programs that: (i) attract and retain key executives crucial to the long-term success of the Company; (ii) relate to the achievement of operational and strategic objectives; and (iii) are commensurate with each executive's performance, experience and responsibilities. In making its recommendations concerning adjustments to salaries and awards under other compensation plans, the Committee considers the financial condition and operational performance of the Company during the prior year, the Company's success in achieving strategic objectives that may have a long-term beneficial effect on the Company's results of operations and financial condition, and its assessment of the contributions of the individual executive officer to the Company's performance and to the achievement of its strategic objectives.

COMPENSATION PROGRAM

     As a means of implementing these compensation philosophies and objectives, the Company's compensation program for executive officers consists of the following primary elements: base salary, participation in the Company's discretionary bonus program and participation in the Company's 1992 Key Employees Stock Option Plan and 1997 Stock Option and Incentive Plan. These particular elements are further explained below.

     Base Salary -- Base salaries are determined by evaluating the executive officer's responsibilities and the individual performance of the executive as well as the competitive environment. Based solely on the review of executive officer compensation information in publicly-filed documents of the companies comprising the peer group index for performance graph purposes ("Peer Group"), the Committee believes that the salary levels for the Company's executive officers are typically at or below those of the Peer Group.

     Discretionary Incentive Program -- The Company maintains an Incentive Compensation Program for certain key employees of the Company and its operating units, including executive officers (the "Incentive Program"). Incentive Program participation is at the sole discretion of the Company's Compensation Committee. Awards to executive officers of the Company under the Incentive Program are largely based upon targeted corporate earnings goals. To link more directly the Incentive Program with enhanced stockholder value, the Board of Directors approved the adoption of the 1997 Stock Bonus Plan (the "1997 Bonus Plan"), which received stockholder approval at the

Company's 1997 Annual Meeting. The Compensation Committee believes that requiring persons who participate in the Incentive Program to receive a portion of their annual incentive bonuses in shares of Common Stock will increase their direct involvement in the long-term success of the Company. Bonus awards made to executive officers for 1997 were paid in part in shares of Common Stock.

     Stock Option Awards -- The Company maintains the 1992 Key Employees Stock Option Plan (the "1992 Plan") and the 1997 Stock Option and Incentive Plan (the "1997 Plan," and with the 1992 Plan, the "Option Plans"), to provide long-term incentives to its employees, including executive officers. In 1997, the Company provided stock option grants of 171,806 shares of Common Stock to its key employees, including 40,000 shares to executive officers. The Compensation Committee believes that the Option Plans provide the persons who have substantial responsibility for the management and growth of the Company with the opportunity to increase their ownership in the Company, thereby more closely aligning the best interests of the stockholders and the executives. The Compensation Committee believes that a sufficient number of shares of Common Stock are available for stock option grants under the Option Plans to achieve these objectives.

1997 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     In December 1993 the Company hired James R. Sadowski to serve as the Company's President and Chief Operating Officer. As a result of Mr. Sadowski's addition to the Company, Arthur S. Holmes, the Company's Chief Executive Officer (the "CEO"), has been able to focus his attention on strategic corporate objectives. In light of the foregoing and Mr. Holmes's ability to reduce his workload, Mr. Holmes voluntarily agreed to a salary reduction from $175,000 per year to $100,000 per year beginning in 1994. Mr. Holmes received a 5% increase in salary to $105,000 for 1995, a 9.5% increase to $115,000 for 1996 and a 5.2%
increase to $121,000 for 1997. Based solely on the review of chief executive officer compensation information in publicly-filed documents of the Peer Group, the Committee believes that the CEO's base salary compensation is significantly lower than that of the majority of those persons serving as chief executive officer of the companies comprising the Peer Group. Further, because of the CEO's significant equity ownership in the Company, he has agreed to take no bonus under the Incentive Program for 1997, and he has agreed voluntarily not to receive stock option grants under the Option Plans.

                Compensation Committee of the Board of Directors

                              Richard J. Campbell
                              Lazzaro G. Modigliani
                              Robert G. Turner, Jr.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and Directors and persons who own 10% or more of a registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the New York Stock Exchange. Officers, Directors and 10% or greater stockholders are required by Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the information provided to the Company by persons required to file such reports, the Company believes that such persons met all filing requirements applicable to them in 1997 except Mr. and Mrs. Holmes and Mr. Modigliani, who reported sales of shares of Common Stock subsequent to the due date for such reporting, and Mr. Sadowski, who reported the grant of a stock option subsequent to the due date for such reporting.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholders' return on the Company's Common Stock with the cumulative total return of the Russell 2000 Index and an index of certain peer companies selected by Chart for the period beginning December 31, 1992 to December 31, 1997 (the last trading day of 1997). The graph assumes that the value of the investment in Chart's Common Stock and each index was $100 on December 31, 1992 and that all dividends, if any, were reinvested.

                      COMPARISON OF CHART'S COMMON STOCK,
               THE RUSSELL 2000 INDEX AND A PEER GROUP INDEX (1)

               MEASUREMENT PERIOD                                       RUSSELL
             (FISCAL YEAR COVERED)                     CHART              2000           PEER GROUP
12/31/92                                                    100.00            100.00            100.00
12/31/93                                                     44.39            118.91            103.08
12/31/94                                                     34.66            116.75            109.25
12/31/95                                                     69.23            149.95            150.05
12/31/96                                                    158.93            174.85            188.82
12/31/97                                                    321.89            213.91            273.80

---------------

(1) The companies selected to form the peer group index are: Air Products and Chemicals, Inc., Halliburton Company, Helix Technology Corporation and Pitt-Des Moines, Inc.

                                 OTHER MATTERS

     Representatives of Ernst & Young LLP, the Company's independent auditors, will be present at the Annual Meeting. They will be afforded the opportunity to make a statement at the Annual Meeting, and are expected to be available to respond to appropriate questions. The Board of Directors is not aware of any matter to come before the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders. If other matters, however, properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters insofar as the Proxies are not limited to the contrary.

                           DATE TO SUBMIT STOCKHOLDER
                       PROPOSALS FOR 1999 ANNUAL MEETING

     Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 1999 must do so no later than December 1, 1998. To be eligible for inclusion in the 1999 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act.

     Upon the receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Written requests for such Report should be directed to:

        Treasurer
        Chart Industries, Inc.
        5885 Landerbrook Drive, Suite 150
        Mayfield Heights, Ohio 44124

     You are urged to sign and return your Proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Annual Meeting.

                                            By Order of the Board of Directors

                                            THOMAS F. MCKEE
                                            Secretary
March 31, 1998

                                  CHART INDUSTRIES, INC.

                     ANNUAL MEETING OF STOCKHOLDERS -- APRIL 30, 1998

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              The undersigned hereby (i) appoints James R. Sadowski and Thomas
          F. McKee and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of Chart Industries, Inc., which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at The Chase Manhattan Bank Building, 270 Park Avenue, 11th Floor, Conference Room A, New York, New York, on April 30, 1998 at 10:00 A.M. (EDT), and at any adjournments or postponements thereof, hereby revoking any and all Proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, with the understanding that if no directions are given below, said shares will be voted FOR the election of the Director nominated by the Board of Directors.

          1. ELECTION OF DIRECTOR

                      [ ] FOR the nominee listed

                                       DON A. BAINES

            (TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE, DRAW A LINE THROUGH THE NOMINEE'S NAME)

                                                       (Continued on other side)

    P
    R
    O
    X
    Y

      PROXY NO.             (Continued from other side)             SHARES

          2. IN THEIR DISCRETION TO ACT ON ANY OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

          THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ABOVE PROPOSALS.

                                                   Please date, sign and return
                                                   promptly in the accompanying
                                                   envelope.

                                                   Dated:                 , 1998
                                                         -----------------

                                                   -----------------------------
                                                            (Signature)

                                                   Your signature to this Proxy
                                                   should be exactly the same as
                                                   the name imprinted hereon.
                                                   Persons signing as executors,
                                                   administrators, trustees or
                                                   in similar capacities should
                                                   so indicate. For joint
                                                   accounts, the name of each
                                                   joint owner must be signed.

                                                   [ ] Check box if you plan on
                                                       attending the meeting.
                                   Proxy Card

                                  CHART INDUSTRIES, INC.

                     ANNUAL MEETING OF STOCKHOLDERS -- APRIL 30, 1998
              The undersigned hereby directs Fidelity Management Trust Company, Chart Industries, Inc. 401(k) Savings Plan and Investment Trust Trustee, to vote all of the shares of Common Stock of Chart Industries, Inc. held for the undersigned's account at the Annual Meeting of Stockholders of the Company, to be held at The Chase Manhattan Bank Building, 270 Park Avenue, 11th Floor, Conference Room A, New York, New York, on April 30, 1998 at 10:00 A.M. (EDT), and at any adjournments or postponements thereof as specified.

          1. ELECTION OF DIRECTOR

                      [ ] FOR the nominee listed

                                       DON A. BAINES

            (TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE, DRAW A LINE THROUGH THE NOMINEE'S NAME)

                                                       (Continued on other side)

         D

         I

         R

         E

         C

         T

         I

         O

         N

         C

         A

         R

         D

                                (Continued from other side)

          2. IN ITS DISCRETION TO ACT ON ANY OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

                                                   Please date, sign and return
                                                   promptly in the accompanying
                                                   envelope.

                                                   Dated:                 , 1998
                                                         -----------------

                                                   -----------------------------
                                                            (Signature)

                                                   Your signature to this
                                                   Direction Card should be
                                                   exactly the same as the name
                                                   imprinted hereon. Persons
                                                   signing as executors,
                                                   administrators, trustees or
                                                   in similar capacities should
                                                   so indicate. For joint
                                                   accounts, the name of each
                                                   joint owner must be signed.

                                                   [ ] Check box if you plan on
                                                       attending the meeting.
                                 Direction Card